UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2013

Jos. A. Bank Clothiers, Inc.
(Exact Name of registrant as specified in its charter)

Delaware	0-23874	36-3189198
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Hanover Pike, Hampstead, Maryland		21074
(Address of principal executive offices)		(Zip Code)

(410) 239-2700
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

In connection with the Proposal (as defined and described below) made by Jos. A. Bank Clothiers, Inc. (the “Company”) to The Men’s Wearhouse, Inc. (“Men’s Wearhouse”), the Company will present information relating to the Company’s plans to acquire Men’s Wearhouse to certain shareholders of Men’s Wearhouse or the Company and other persons describing the Proposal. A copy of the presentation was a part of the press release described below and a copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Such presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01.  Other Events.

On October 9, 2013, the Company issued a press release confirming a non-binding proposal to acquire all of the outstanding shares of The Men’s Wearhouse, Inc. for $48 per share in cash that the Company submitted to Men’s Wearhouse on September 18, 2013 (the “Proposal”). A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The press release includes a non-GAAP financial measure, as defined under the Securities and Exchange Commission rules. The Company presents Adjusted EBITDA, a non-GAAP financial measure, because it believes such measure (i) is helpful to management in evaluating the proposed transaction and (ii) is useful to investors for financial analysis and evaluating the proposed transaction. Adjusted EBITDA is not a presentation made in accordance with generally accepted accounting principles, and therefore, differences may exist in the manner in which other companies calculate this measure. Adjusted EBITDA should not be considered an alternative to net income, as a measure of operating performance. Adjusted EBITDA has important limitations as an analytical tool and should not be considered in isolation to, or as a substitute for, analysis of each of the Company’s and Men’s Wearhouse’s financial results as measured in accordance with GAAP. For a description of how the Company reconciles Adjusted EBITDA to net income, please see the appendix to the presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Exhibits.

(d)	Exhibits

Exhibit
Number	Description
99.1	Investor Presentation, dated October 9, 2013
99.2	Press Release, dated October 9, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Jos. A. Bank Clothiers, Inc.

By:	/s/ Charles D. Frazer
Name:	Charles D. Frazer
Title:	Senior Vice President – General Counsel

Date: October 9, 2013

EXHIBIT INDEX

Exhibit	Description

99.1	Investor Presentation, dated October 9, 2013
99.2	Press Release, dated October 9, 2013